Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 – phone 508-460-2401 – fax	commonwealthannuity.com * 800.533.2124

Commonwealth Annuity and Life Insurance Company

a Goldman Sachs Company

ANNUAL REPORT - 12/31/2006

FOR CONTRACT HOLDERS OF: Delaware Medallion I, II & III, Delaware Golden Medallion

March 16, 2007

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-6293 1933 Act Registration Numbers: 33-44830, 333-81281 CIK: 0000882375 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Delaware VIP Trust	814230	March 9, 2007
AIM Variable Insurance Funds	896435	February 23, 2007
The Alger American Fund	832566	February 20, 2007 February 21, 2007
AllianceBernstein Variable Products Series Fund, Inc.	825316	March 5, 2007
Franklin Templeton Variable Insurance Products Trust	837274	March 1, 2007 March 1, 2007 March 1, 2007
Pioneer Variable Contracts Trust	930709	February 26, 2007

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ JON-LUC DUPUY

Jon-Luc Dupuy
Vice President, Assistant General Counsel

and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772